ADVANCED SERIES TRUST

AST Prudential Flexible Multi-Strategy Portfolio

Supplement dated December 18, 2015 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (AST) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for AST Prudential Flexible Multi-Strategy Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus and SAI.

Effective January 4, 2016, Erik Schiller, CFA, and Gary Wu will join Michael J. Collins, CFA, Robert Tipp, CFA and Craig Dewling as portfolio managers for the sleeve subadvised by Prudential Investment Management, Inc. Douglas Fitzgerald, CFA, will no longer serve as portfolio manager.

To reflect these changes the Summary Prospectus, Prospectus and SAI are revised as follows, effective January 4, 2016:

I.	The table in the “Management of the Portfolio” section of the Portfolio’s Summary Prospectus and the “Summary: AST Prudential Flexible Multi-Strategy Portfolio – Management of the Portfolio” section of the AST Prospectus is hereby replaced with the table set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Edward L. Campbell, CFA	Portfolio Manager, Principal	April 2014
		Devang Gambhirwala	Portfolio Manager, Principal	April 2014
		Joel M. Kallman, CFA	Portfolio Manager, Vice President	April 2014
		Edward F. Keon, Jr.	Portfolio Manager, Managing Director	April 2014
		Jacob Pozharny, PhD	Portfolio Manager, Managing Director	April 2014
	Jennison Associates LLC	Jay Saunders	Managing Director and Equity Research Analyst	April 2014
		Neil P. Brown, CFA	Managing Director and Equity Research Analyst	April 2014
		Ubong Edemeka	Managing Director and Income and Infrastructure Portfolio Manager/Research Analyst	April 2014
		Shaun Hong, CFA	Managing Director and Income and Infrastructure Portfolio Manager/Research Analyst	April 2014
	Prudential Investment Management, Inc.	Michael J. Collins, CFA	Managing Director and Senior Investment Officer	April 2014
		Robert Tipp, CFA	Managing Director	April 2014
		Craig Dewling	Managing Director and Portfolio Manager	April 2014
		Erik Schiller, CFA	Managing Director	January 2016
		Gary Wu, CFA	Vice President and Portfolio Manager	January 2016

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II.	The section of the AST Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Prudential Flexible Multi-Strategy Portfolio” is hereby revised by deleting the professional biography for Mr. Fitzgerald and adding the following professional biographies:

Erik Schiller, CFA, is a Managing Director and Head of Developed Market Interest Rates for Prudential Fixed Income's Multi-Sector and Liquidity Team, specializing in government securities, futures, interest rate swaps/derivatives, and agency debentures. Mr. Schiller holds a senior portfolio management role where he develops portfolio strategy, performs quantitative analysis, and designs and implements risk positions within the liquidity relative value strategy portfolios, multi-sector fixed income portfolios, liability-driven portfolios, and government securities focused mutual funds. He has held this role since 2006. Formerly, Mr. Schiller was a Vice President for Prudential Fixed Income's U.S. Liquidity Sector Team, and previously a hedge fund analyst within the Portfolio Analysis Group. Mr. Schiller joined Prudential Financial in 2000 as an operations associate in the mortgage-backed securities group. He received a BA with high honors in Economics from Hobart College and holds the Chartered Financial Analyst (CFA) designation.

Gary Wu, CFA, is a Vice President and a US government portfolio manager for Prudential Fixed Income's Multi-Sector and Liquidity Team. He has been responsible for managing US Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager on Prudential Fixed Income’s Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in Prudential Fixed Income’s quantitative research group. Mr. Wu joined Prudential Financial in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation.

III.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by removing all references to Mr. Fitzgerald with respect to the Portfolio and substituting it with the information set forth below:

Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Fixed Income, a business unit of Prudential Investment Management, Inc.	Erik Schiller, CFA*	34/$11.30 billion	22/$9.67 billion 2/$2.84 billion	119/$30.97 billion 2/$337.55 million	None
	Gary Wu*	0/$0	0/$0	0/$0	None

Information as of October 31, 2015.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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